UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                    --------------------------

                             FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 8, 1995



                   COBRA ELECTRONICS CORPORATION
       (Exact name of Registrant as specified in its Charter)


   DELAWARE                 0-511               36-2479991
   (State of                (Commission         (I.R.S. Employer
   incorporation)           file number)        Identification No.)

      6500 WEST CORTLAND STREET
          CHICAGO, ILLINOIS                          60635
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (312) 889-8870

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ITEM 5. OTHER EVENTS.

The Registrant issued a press release announcing that the Registrant has entered into a licensing agreement with Code 3 (Registered Trademark) to market the Registrant's Safety Alert (Trademark) transmitter to police, fire, emergency services, road construction and public utility organizations nationwide.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

        (c) Exhibits.

            Exhibit No.    Description

               20          Press Release dated September 7, 1995




                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COBRA ELECTRONICS CORPORATION


Dated: September 8, 1995      By: Gerald M. Laures
                                  -------------------------
                                  Gerald M. Laures
                                  Vice President - Finance and
                                     Corporate Secretary
                                  (Chief Financial and
                                     Accounting Officer)

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